UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 16, 2017
Date of Report (date of earliest event reported)

NOVUME SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-55833	81-56266334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14420 Albemarle Point Place, Suite 200,
Chantilly, VA 20151
(Address of principal executive offices)

(703) 953-3838
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (this "Amendment") is being filed to include disclosures that amend and supplement thos disclosures made by Novume Solutions, Inc. (the "Company") in its Current Report on Form 8-K (the "Original Form 8-K") file with the Securities and Exchange Commission on November 20, 2017.  The financial statements described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 16, 2017, Novume Solutions, Inc., a Delaware corporation (“Novume” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Novume, NeoSystems Holding, LLC, a Delaware limited liability company and wholly owned subsidiary of Novume (“Merger Sub”), NeoSystems HoldCo, Inc., a Virginia corporation (“NeoSystems HoldCo”), NeoSystems LLC, a Virginia limited liability company and a wholly owned subsidiary of NeoSystems HoldCo (“NeoSystems”), Robert W. Wilson, Jr., in his personal capacity, Michael Tinsley, in his personal capacity (Messrs. Wilson and Tinsley, collectively, the “Key Holders”) and Michael Tinsley, in his capacity as the representative of each shareholder of NeoSystems Holdco that has not demanded and perfected appraisal rights under the Virginia Stock Corporation Act (the “Participating Stockholders”). Pursuant to the Merger Agreement, Novume will acquire NeoSystems through a forward merger, whereby NeoSystems HoldCo will merge with and into Merger Sub, with Merger Sub as the surviving entity and the sole holder of NeoSystems (the “Merger”).

This Amendment amends the Original Form 8-K filed on November 20, 2017 to provide, as required by Items 9.01, the audited annual and unaudited interim financial statements of NeoSystems and the unaudited pro forma condensed consolidated financial informatino related to the NeoSystems anticipated acquisition.

Item 9.01 Financial Statements and Exhibits.

The following audited financial statements are attached hereto as Exhibit 99.1:

●
Report of RSM US LLP Independent Auditors

●
The balance sheets of NeoSystems as of December 31, 2016 and 2015

●
The statements of operations of NeoSystems for the years ended December 31, 2016 and 2015

●
The statement of stockholders’ equity of NeoSystems for the years ended December 31, 2016 and 2015

●
The statement of cash flows of NeoSystems for the years ended December 31, 2016 and 2015

●
Notes to financial statements of NeoSystems

(d) Exhibits

Exhibit No.	Description
23.1	Consent of RSM US LLP, Independent Auditors
99.1	Audited Financial Statements of NeoSystems, Corp
99.2	Unaudited Pro Forma Financial Information of Novume Solutions, Inc. giving effect to the anticipated acquisition of NeoSystems, Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

By:
/s/ Robert A. Berman
Name:
Robert A. Berman
Title:
Chief Executive Officer
                                                                                                                    Date:           November 28, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of RSM US LLP, Independent Auditors
99.1	Audited Financial Statements of NeoSystems, Corp.
99.2	Unaudited Pro Forma Financial Information of Novume Solutions, Inc. giving effect to the anticipated acquisition of NeoSystems, Corp.